UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Growth Opportunity Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28(9)

Date of reporting period:	2/29/2008

FORM N-CSR

Item 1.	Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Board Members Information
29	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus
Growth Opportunity Fund, Inc.

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Growth Opportunity Fund, Inc., covering the 12-month period from March 1, 2007, through February 29, 2008.

The second half of the reporting period proved to be one of the more challenging periods for equity investors in recent memory. The U.S. economy sputtered under the weight of plunging housing values, and credit concerns that originated in the bond market’s sub-prime mortgage sector spread to other areas of the financial markets.These developments dampened investor sentiment and produced heightened volatility in most segments of the stock market. Financial stocks were hit particularly hard by sub-prime related write-downs, as were other market sectors that historically have been considered sensitive to economic downturns.

Recently, the Fed and the U.S. government have adopted accommodative monetary and fiscal policies in an effort to stimulate the U.S. economy,boost market liquidity and forestall a potential recession.While it’s too early to know if their actions will be effective, we believe that the best defense against any economic volatility is to maintain a long-term perspective. To benefit from this focus, talk to your financial adviser today about your specific portfolio to ensure that your investments are best suited to capture the potential opportunities and manage the risks that may continue to surface during this current economic cycle.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Managers.

I wish you all continued success and I thank you all for your continued confidence and support.

Thomas F. Eggers
Chief Executive Officer
The Dreyfus Corporation
March 17, 2008

2

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2007, through February 29, 2008, as provided by Elizabeth Slover and Martin Stephan, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended February 29, 2008, Dreyfus Growth Opportunity Fund produced a total return of 3.49% .1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index (the “Index”), produced a total return of 0.40% during the same period.2

An intensifying credit crisis, reduced market liquidity and an economic slowdown derailed the equity markets over much of the reporting period.The fund outperformed its benchmark in this challenging environment, mainly due to the success of our security selection strategy in eight of the benchmark’s 10 market sectors.

The Fund’s Investment Approach

In seeking long-term capital growth consistent with the preservation of capital, the fund invests at least 80% of its assets in common stocks. The fund also may invest up to 25% of its assets in foreign securities. Current income is a secondary goal. We employ both “bottom-up” and “top-down” approaches to create a portfolio of growth stocks. Our top-down analysis of economic, market or industry trends may lead to overweighted or underweighted positions in certain market sectors. We then use bottom-up fundamental analysis within those sectors to identify companies with sound financial health, growing earnings or cash flows, strong competitive positions and the presence of a catalyst that can trigger an increase in the company’s stock price.

Strong Stock Selections Bolstered Relative Performance

Despite relatively sound economic and market conditions in the spring of 2007, the U.S. stock market posted meager absolute returns for the reporting period overall due to a sharp downturn in the U.S. economy and an intensifying credit crunch that began in the sub-prime mortgage market and spread throughout the financial markets. Concerns regarding

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

declining U.S. housing values, surging energy and food prices and weaker employment trends weighed heavily on economic growth and investor psychology. The fund’s absolute performance suffered along with the overall market in this difficult investment climate, but strong stock selections in eight of the benchmark’s 10 market sectors supported the fund’s relative performance.

We moved early to reduce the fund’s exposure to areas that we believed would be adversely affected by the weaker economy. For example, in the information technology sector,Apple, Google, Research In Motion and Garmin International were some of the fund’s top performers early in the reporting period, but they were among the hardest hit during the downturn. Because we trimmed exposure to these stocks early, the fund avoided potentially larger losses and secured positive contributions to performance from these investments.

In the health care sector, the fund benefited from several purchases of beaten-down stocks that we regarded as fundamentally sound, such as pharmacy benefit manager Express Scripts.We purchased medical devices maker Zimmer Holdings near the bottom of the stock’s downward trend, and it subsequently gained value as a new management team provided strong execution. Gilead Sciences benefited from positive catalysts for growth, as solid demand for the biopharmaceutical firm’s antiviral therapies continued and its pipeline of future products remained deep. Conversely, we generally avoided health care companies that we believed had higher exposure to political, reimbursement or earnings risk.

An underweighted position in consumer discretionary companies, paired with strong stock selections in the sector, also benefited the fund, as did an overweighted allocation to energy stocks. As commodity prices and energy demand surged, oil producer National Oilwell Varco, energy services provider Cameron International and exploration-and-production company XTO Energy ranked among the fund’s top contributors.

Although we significantly reduced the fund’s exposure to mortgage-oriented and credit-sensitive stocks, an underestimation of the magnitude of the financials sector’s problems proved detrimental. Mortgage Guarantee

Insurance Corporation’s stock, which was sold during the reporting period, dropped due to the weak mortgage market and an unsuccessful merger. Mortgage agency Fannie Mae and credit-card insurer Capital One Financial,which were sold during the reporting period,also suffered in the poor credit environment. Student loan provider Sallie Mae, which was also sold during the reporting period, detracted from the fund’s return due to the collapse of a proposed private equity deal. Finally, in the industrials sector we became cautious too early, reallocating investments to more defensive areas at a time in which the industrials sector’s price momentum persisted.

Maintaining Caution in a Volatile Market

As of the reporting period’s end, the credit crisis has worsened, and the U.S. economy has continued to deteriorate.The full extent of damage caused by the credit crisis has not yet been determined, and investors have remained risk-averse.Therefore, we currently intend to maintain a relatively defensive investment posture.

In the financials sector, we have emphasized what we see as less credit-sensitive areas, such as insurance and brokerage stocks. We also have maintained a relatively high cash position as we await more compelling growth opportunities. Finally, we have continued to evaluate the fund’s current and prospective holdings on a company-by-company basis, keeping in close contact with their management teams and paying particular attention to their messaging against the backdrop of today’s volatile market environment.

March 17, 2008

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund.

The Fund 5

FUND PERFORMANCE

Average Annual Total Returns	as of 2/29/08
	1 Year	5 Years	10 Years

Fund	3.49%	10.71%	1.99%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Growth Opportunity Fund, Inc. on 2/28/98 to a
$10,000 investment made in the Russell 1000 Growth Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged large-cap index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth Opportunity Fund, Inc. from September 1, 2007 to February 29, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 4.87
Ending value (after expenses)	$958.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 29, 2008

Expenses paid per $1,000 †	$ 5.02
Ending value (after expenses)	$1,019.89

† Expenses are equal to the fund’s annualized expense ratio of 1.00%; multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS
February 29, 2008

Common Stocks—95.6%	Shares	Value ($)

Consumer Discretionary—11.3%
Apollo Group, Cl. A	25,600 [a]	1,571,328
Carnival	48,160	1,895,096
Central European Media Enterprises, Cl. A	17,700 [a,b]	1,626,984
Discovery Holding, Cl. A	55,500 [a]	1,252,635
Gap	80,700	1,627,719
Gildan Activewear	36,200[a]	1,365,102
Home Depot	34,300	910,665
International Game Technology	49,700	2,243,955
Marriott International, Cl. A	58,740	2,003,034
News, Cl. A	102,200	1,881,502
O’Reilly Automotive	48,800[a,b]	1,315,648
Omnicom Group	33,720 [b]	1,506,272
Ross Stores	52,700	1,467,695
Viacom, Cl. B	52,600[a]	2,090,850
		22,758,485
Consumer Staples—13.4%
Altria Group	59,650	4,362,801
Cadbury Schweppes, ADR	45,460	2,038,881
Colgate-Palmolive	39,500	3,005,555
ConAgra Foods	46,890	1,036,269
Costco Wholesale	31,500	1,950,480
CVS Caremark	45,500	1,837,290
Dean Foods	77,540[b]	1,668,661
Estee Lauder, Cl. A	44,600	1,899,068
Kraft Foods, Cl. A	66,800	2,082,156
Molson Coors Brewing, Cl. B	37,300 [b]	2,012,708
Smithfield Foods	41,500 [a]	1,143,325
Wal-Mart Stores	77,470	3,841,737
		26,878,931
Energy—9.2%
Cameron International	22,950[a,b]	974,916
Exxon Mobil	34,200	2,975,742
Marathon Oil	22,900	1,217,364
National Oilwell Varco	25,700[a,b]	1,601,110

Common Stocks (continued)	Shares	Value ($)

Energy (continued)
Schlumberger	28,900	2,498,405
Southwestern Energy	15,460 [a]	1,008,456
Transocean	15,935 [a,b]	2,239,027
Valero Energy	17,900	1,034,083
Weatherford International	19,800 [a]	1,364,616
Williams	28,300	1,019,366
XTO Energy	39,875	2,460,686
		18,393,771
Financial—7.0%
ACE	17,400	978,576
Ameriprise Financial	18,600	941,904
Franklin Resources	11,100	1,047,507
Goldman Sachs Group	10,400 [b]	1,764,152
JPMorgan Chase & Co.	48,200	1,959,330
MetLife	23,100	1,345,806
People’s United Financial	58,600 [b]	987,996
SLM	48,300	947,163
State Street	19,900	1,563,145
T. Rowe Price Group	50,480	2,550,754
		14,086,333
Health Care—17.0%
Abbott Laboratories	56,610	3,031,466
Allergan	15,550	921,027
AmerisourceBergen	32,210	1,343,801
Baxter International	35,500	2,095,210
Celgene	27,340 [a,b]	1,541,156
Dentsply International	34,600	1,350,784
Express Scripts	21,560 [a]	1,274,196
Genentech	21,500 [a]	1,628,625
Gilead Sciences	47,740 [a]	2,259,057
Henry Schein	19,490 [a,b]	1,165,892
Hologic	17,100 [a,b]	1,031,301
Johnson & Johnson	43,200	2,676,672
Merck & Co.	63,300	2,804,190

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Psychiatric Solutions	51,160 [a,b]	1,447,316
Quest Diagnostics	23,900	1,139,313
St. Jude Medical	30,700 [a]	1,319,486
Thermo Fisher Scientific	25,100 [a,b]	1,403,843
Varian Medical Systems	20,900 [a]	1,096,205
Vertex Pharmaceuticals	55,400 [a,b]	969,500
Wyeth	46,000	2,006,520
Zimmer Holdings	21,400 [a]	1,611,206
		34,116,766
Industrials—10.5%
3M	25,030	1,962,352
Danaher	22,300	1,653,545
Emerson Electric	44,740	2,279,951
European Aeronautic Defence and Space	85,800	2,259,013
General Electric	138,700	4,596,518
Goodrich	53,700	3,180,651
Honeywell International	25,300	1,455,762
Raytheon	24,500	1,588,580
Waste Management	63,900	2,097,837
		21,074,209
Information Technology—20.8%
Akamai Technologies	30,100 [a]	1,058,316
Amphenol, Cl. A	52,800	1,952,016
Automatic Data Processing	48,500	1,937,575
BMC Software	44,900 [a]	1,449,372
Broadcom, Cl. A	69,400 [a]	1,312,354
Check Point Software Technologies	45,500 [a]	997,360
Corning	72,800	1,691,144
Fiserv	32,900 [a]	1,731,198
Hewlett-Packard	125,100	5,976,027
International Business Machines	43,300	4,930,138

Common Stocks (continued)	Shares	Value ($)

Information Technology (continued)
McAfee	61,060 [a]	2,031,466
NeuStar, Cl. A	58,400 [a]	1,498,544
NVIDIA	78,000 [a]	1,668,420
Oracle	139,440 [a]	2,621,472
QUALCOMM	87,500	3,707,375
Texas Instruments	89,520	2,682,019
Tyco Electronics	46,200	1,519,980
Varian Semiconductor
Equipment Associates	43,500 [a]	1,469,430
Western Union	78,100	1,624,480
		41,858,686
Materials—4.6%
Celanese, Ser. A	46,330	1,802,237
Freeport-McMoRan Copper & Gold	21,790	2,197,739
Monsanto	26,300	3,042,384
Praxair	28,100	2,255,868
		9,298,228
Telecommunication Services—.8%
American Tower, Cl. A	40,200 [a]	1,545,288
Utilities—1.0%
Entergy	10,100	1,037,674
Public Service Enterprise Group	21,600	952,560
		1,990,234
Total Common Stocks
(cost $180,253,651)		192,000,931

Other Investment—4.6%

Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,279,000)	9,279,000 [c]	9,279,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—11.8%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $23,644,560)	23,644,560 [c]	23,644,560

Total Investments (cost $213,177,211)	112.0%	224,924,491
Liabilities, Less Cash and Receivables	(12.0%)	(24,172,479)
Net Assets	100.0%	200,752,012

ADR—American Depository Receipts
[a] Non-income producing security.
[b] All or a portion of these securities are on loan. At February 29, 2008, the total market value of the fund’s securities on loan is $19,254,503 and the total market value of the collateral held by the fund is $23,644,560.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Information Technology	20.8	Energy	9.2
Health Care	17.0	Financial	7.0
Money Market Investments	16.4	Materials	4.6
Consumer Staples	13.4	Utilities	1.0
Consumer Discretionary	11.3	Telecommunication Services	.8
Industrials	10.5		112.0

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2008

	Cost	Value

Assets ($):
Investments in securities—See Statement
of Investments (including securities on loan,
valued at $19,254,503)—Note 1(c):
Unaffiliated issuers	180,253,651	192,000,931
Affiliated issuers	32,923,560	32,923,560
Receivable for investment securities sold		6,142,965
Dividends receivable		251,704
Receivable for shares of Common Stock subscribed		48,393
Prepaid expenses		10,158
		231,377,711

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		156,876
Cash overdraft due to Custodian		2,402,937
Liability for securities on loan—Note 1(c)		23,644,560
Payable for investment securities purchased		4,219,494
Payable for shares of Common Stock redeemed		130,557
Accrued expenses		71,275
		30,625,699

Net Assets ($)		200,752,012

Composition of Net Assets ($):
Paid-in capital		185,642,438
Accumulated undistributed investment income—net		236,657
Accumulated net realized gain (loss) on investments		3,125,637
Accumulated net unrealized appreciation
(depreciation) on investments		11,747,280

Net Assets ($)		200,752,012

Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		24,153,850
Net Asset Value, offering and redemption price per share ($)		8.31

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended February 29, 2008

Investment Income ($):
Income:
Cash dividends (net of $8,855 foreign taxes withheld at source):
Unaffiliated issuers	2,898,746
Affiliated issuers	285,310
Income from securities lending	12,720
Total Income	3,196,776
Expenses:
Management fee—Note 3(a)	1,628,180
Shareholder servicing costs—Note 3(b)	348,125
Professional fees	55,891
Prospectus and shareholders’ reports	27,053
Custodian fees—Note 3(b)	22,203
Registration fees	21,074
Directors’ fees and expenses—Note 3(c)	11,886
Loan commitment fees—Note 2	1,713
Interest expense—Note 2	1,075
Miscellaneous	17,727
Total Expenses	2,134,927
Less—reduction in fees due to
earnings credits—Note 1(c)	(11,063)
Net Expenses	2,123,864
Investment Income—Net	1,072,912

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	20,281,830
Net unrealized appreciation (depreciation) on investments	(13,293,055)
Net Realized and Unrealized Gain (Loss) on Investments	6,988,775
Net Increase in Net Assets Resulting from Operations	8,061,687

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended

	February 29, 2008	February 28, 2007

Operations ($):
Investment income—net	1,072,912	398,422
Net realized gain (loss) on investments	20,281,830	17,020,006
Net unrealized appreciation
(depreciation) on investments	(13,293,055)	(3,976,684)
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,061,687	13,441,744

Dividends to Shareholders from ($):
Investment income—net	(1,095,785)	(553,341)
Net realized gain on investments	(20,821,217)	(13,424,451)
Total Dividends	(21,917,002)	(13,977,792)

Capital Stock Transactions ($):
Net proceeds from shares sold	3,635,830	4,494,781
Dividends reinvested	21,194,145	13,486,468
Cost of shares redeemed	(20,584,120)	(31,597,833)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	4,245,855	(13,616,584)
Total Increase (Decrease) in Net Assets	(9,609,460)	(14,152,632)

Net Assets ($):
Beginning of Period	210,361,472	224,514,104
End of Period	200,752,012	210,361,472
Undistributed investment income—net	236,657	275,504

Capital Share Transactions (Shares):
Shares sold	396,062	511,468
Shares issued for dividends reinvested	2,290,056	1,528,178
Shares redeemed	(2,214,612)	(3,592,821)
Net Increase (Decrease) in Shares Outstanding	471,506	(1,553,175)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Fiscal Year Ended February,

	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	8.88	8.90	8.07	8.04	5.99
Investment Operations:
Investment income—net [a]	.05	.02	.02	.05	.04
Net realized and unrealized
gain (loss) on investments	.34	.56	.83	.04	2.04
Total from Investment Operations	.39	.58	.85	.09	2.08
Distributions:
Dividends from investment income—net	(.05)	(.02)	(.02)	(.06)	(.03)
Dividends from net realized
gain on investments	(.91)	(.58)	—	—	—
Total Distributions	(.96)	(.60)	(.02)	(.06)	(.03)
Net asset value, end of period	8.31	8.88	8.90	8.07	8.04

Total Return (%)	3.49	6.61	10.58	1.12	34.81

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	1.04	1.02	1.04	1.03
Ratio of net expenses
to average net assets	.98[b]	1.04	1.02	1.04	1.03
Ratio of net investment income
to average net assets	.49	.19	.19	.66	.50
Portfolio Turnover Rate	106.41	101.93	85.41	103.82	78.29

Net Assets, end of period ($ x 1,000)	200,752	210,361	224,514	226,827	250,822

[a]	Based on average shares outstanding at each month end.
[b]	The difference for the period represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1-Significant Accounting Policies:

Dreyfus Growth Opportunity Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940,as amended (the “Act”),as a diversified open-end management investment company.The fund’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager was a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On July 1, 2007, Mellon Financial and The Bank of New York Company, Inc. merged, forming The Bank of New York Mellon Corporation (“BNY Mellon”). As part of this transaction, Dreyfus became a wholly-owned subsidiary of BNY Mellon.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valu-

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

ation purposes. Bid price is used when no asked price is available. Registered open-end investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

The Financial Accounting Standards Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A. (“Mellon Bank”), a subsidiary of BNY Mellon and a Dreyfus affiliate, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or Letters of Credit. The fund is

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended February 29, 2008, Mellon Bank earned $5,451 from lending fund portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

During the current year, the fund adopted the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended February 29, 2008.

Each of the tax years in the three-year period ended February 29, 2008, remains subject to examination by the Internal Revenue Services and state taxing authorities.

At February 29, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $236,657, undistributed capital gains $3,447,431 and unrealized appreciation $11,425,486.

The tax characters of distributions paid to shareholders during the fiscal periods ended February 29,2008 and February 28,2007 were as follows: ordinary income $9,198,024 and $553,341, and long term capital gains $12,718,978 and $13,424,451, respectively.

During the period ended February 29, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and dividend reclassification, the fund decreased accumulated undistributed investment income-net by $15,974 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended February 29, 2008 was approximately $18,800, with a related weighted average annualized interest rate of 5.73% .

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the Manager will bear such excess expense. During the period ended February 29, 2008, there was no expense reimbursement pursuant to the Agreement.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended February 29, 2008, the fund was charged $173,968 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended February 29, 2008, the fund was charged $112,290 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York, a subsidiary of BNY Mellon and a Dreyfus affiliate, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended February 29, 2008, the fund was charged $9,760 pursuant to the cash management agreement.

The fund compensates Mellon Bank, under a custody agreement for providing custodial services for the fund. During the period ended February 29, 2008, the fund was charged $22,203 pursuant to the custody agreement.

During the period ended February 29, 2008, the fund was charged $4,821 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $126,472, custody fees $6,585, chief compliance officer fees $4,419, and transfer agency per account fees $19,400.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended February 29, 2008, amounted to $224,037,765 and $246,075,207, respectively.

At February 29, 2008, the cost of investments for federal income tax purposes was $213,499,005; accordingly, accumulated net unrealized appreciation on investments was $11,425,486, consisting of $18,417,114 gross unrealized appreciation and $6,991,628 gross unrealized depreciation.

The Fund 23

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Growth Opportunity Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth Opportunity Fund, Inc., including the statement of investments, as of February 29, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2008 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth Opportunity Fund, Inc., at February 29, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 3, 2008

IMPORTANT TAX INFORMATION ( U n a u d i t e d )

For federal tax purposes, the fund hereby designates $.1830 per share as a long-term capital gain distribution and $.0780 per share as a short-term capital gain distribution of the $.2740 per share paid on June 29, 2007, and also designates $.3740 per share as a long-term capital gain distribution and $.2770 per share as a short-term capital gain distribution of the $.6860 per share paid on December 13, 2007.The fund also hereby designates 51.78% of the ordinary dividends paid during the fiscal year ended February 29, 2008 as qualifying for the corporate dividends received deduction. For the fiscal year ended February 29, 2008, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $4,684,913 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2009 of the percentage applicable to the preparation of their 2008 income tax returns.

The Fund 25

BOARD MEMBERS INFORMATION ( U n a u d i t e d )

Joseph S. DiMartino (64)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 163

———————

Peggy C. Davis (65)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Shad Professor of Law, New York University School of Law (1983-present)
  Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training

No. of Portfolios for which Board Member Serves: 64

———————

David P. Feldman (68)
Board Member (1994)

Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director

No. of Portfolios for which Board Member Serves: 50

James F. Henry (77)
Board Member (1971)

Principal Occupation During Past 5 Years:

  President,The International Institute for Conflict Prevention and Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation (Retired 2003)
  Advisor to The Elaw Forum, a consultant on managing corporate legal costs
  Advisor to John Jay Homestead (the restored home of the first U.S. Chief Justice)
  Individual Trustee of several trusts

Other Board Memberships and Affiliations:

  Director, advisor and mediator involved in several non-profit organizations, primarily engaged in domestic and international dispute resolution, and historic preservation

No. of Portfolios for which Board Member Serves: 41

———————

Ehud Houminer (67)
Board Member (2006)

Principal Occupation During Past 5 Years:
• Executive-in-Residence at the Columbia Business School, Columbia University

Other Board Memberships and Affiliations:

  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

No. of Portfolios for which Board Member Serves: 67

———————

Gloria Messinger (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.
  Consultant in Intellectual Property

Other Board Memberships and Affiliations:

  Theater for a New Audience, Inc., Director
  Brooklyn Philharmonic, Director

No. of Portfolios for which Board Member Serves: 41

The Fund 27

BOARD MEMBERS INFORMATION ( U n a u d i t e d ) (continued)

Dr. Martin Peretz (68)
Board Member (1971)

Principal Occupation During Past 5 Years:

  Editor-in-Chief of The New Republic Magazine
  Lecturer in Social Studies at Harvard University (1965-2002)
  Director of TheStreet.com, a financial information service on the web

Other Board Memberships and Affiliations:

  American Council of Trustees and Alumni, Director
  Pershing Square Capital Management, Advisor
  Montefiore Ventures, General Partner
  Harvard Center for Blood Research,Trustee
  Bard College,Trustee
  Board of Overseers of YIVO Institute for Jewish Research, Chairman

No. of Portfolios for which Board Member Serves: 41

———————

Anne Wexler (78)
Board Member (2006)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in government relations and public affairs from January 1981 to present

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  The Community Foundation for the National Capital Region, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 50

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

John M. Fraser, Jr., Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member

OFFICERS OF THE FUND ( U n a u d i t e d )

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a Director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1998.

PHILLIP N. MAISANO, Executive Vice
President since July 2007.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 78 investment companies (comprised of 163 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Secretary of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 52 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. She is 45 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since May 1986.

The Fund 29

OFFICERS OF THE FUND ( U n a u d i t e d ) (continued)

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since September 1982.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 79 investment companies (comprised of 180 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (79 investment companies, comprised of 180 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 50 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 75 investment companies (comprised of 176 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Distributor since October 1998.

NOTES

For More Information

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2007, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2008 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,589 in 2007 and $27,386 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,122 in 2007 and $5,122 in 2008. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $-0- in 2007 and $-0- in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,309 in 2007 and $3,255 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $-0- in 2007 and $-0- in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $520 in 2007 and $84 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $-0- in 2007 and $-0- in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $488,611 in 2007 and $2,382,004 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

SSL-DOCS2 70128344v15

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth Opportunity Fund, Inc.

By:	/s/ J. David Officer
J. David Officer
President

Date:	April 22, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	April 22, 2008

By:	/s/ James Windels
James Windels
Treasurer

Date:	April 22, 2008

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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